UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) March 14, 2003



                             DOGS INTERNATIONAL
             (Exact name of registrant as specified in charter)


Nevada                           333-84568                        90-0006843
(State of other jurisdiction of (Commission                 (I.R.S. Employer
incorporation or organization)  File Number)          Identification Number)

2950 E. Flamingo Road, Suite E-5
Las Vegas, Nevada                                                      89121
(Address of Principal Executive Office)                           (Zip Code)

                               (702) 866-5833
              (Registrant's Executive Office Telephone Number)


                                JURIS TRAVEL
        (Former name or former address, if changed since last report)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On March 14, 2003, the Registrant acquired certain intellectual property from Rosemary Williams. The property rights acquired were:

     Registered Trademark-BED & BISCUIT INN  Serial Number: 76145078

     Tradename-BED & BISCUIT INNS OF AMERICA, INC.

     LOGO for BED & BISCUIT INN:

     URL (website address):   www.bedandbiscuitinn.com

     All content (copyrights) on/of website.

     Tradename:     groomingdale's

     Slogan:   "We Are Your Pet's Home Away From Home"

     Other IP: All additional Intellectual Property that relates to the Bed &
               Biscuit Inn, including any derivations thereof, affiliated or like concepts, etc.

     A copy of the Intellectual Property Assignment Agreement is attached as an exhibit to this Current Report.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.   OTHER EVENTS

On March 24, 2003, the Registrant's majority stockholder consented to and approved amending the Articles of Incorporation to change its name to DOGS International. In conjunction with the name change the Registrant's OTC:BB ticker symbol changed to "DOGN."

     The name change was prompted by a change in primary business direction that resulted from the acquisition of certain intellectual property rights described in Item 2 above.

     The Registrant will now focus its efforts on building/acquiring a chain of upscale pet care facilities under the name "Bed & Biscuit InnT". Bed & Biscuit Inns are to be designed to offer a wide range of services including, indoor pet suites for overnight or prolonged boarding, 24/7 supervision by a professionally trained staff, off-leash playgrounds and training facilities, and a bakery/cafe. In addition, the Registrant plans to have Groomingdale's, an onsite pet grooming facility, at each location.

     The Registrant will continue to provide travel related services, however will focus these services towards pet owners and the special needs of their beloved pets.

On March 28, 2003, the Registrant issued a press release disclosing the events described above. A copy of the Press Release is attached hereto as
Exhibit 99.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

ITEM 7.   FINANCIAL STATEMENTS

Not applicable.

ITEM 8.   CHANGE IN FISCAL YEAR

Not applicable.

ITEM 9.   REGULATION FD DISCLOSURE

No events to report.

EXHIBITS

10        Intellectual Property Assignment Agreement
99        Press Release dated March 28, 2003
______

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DOGS INTERNATIONAL
                                             By: /s/ Roxana I. Vargas
                                             Roxana I. Vargas, President


Date: March 28, 2003